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                                                                 Exhibit 23.0



                                  [LETTERHEAD]







                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 13, 2000, relating to the financial statements of RX Technology, Inc. for the years ended December 31, 1999 and 1998, which is part of this Registration Statement.



                                        /s/ Wegmann-Dazet & Co. APC
                                        ----------------------------
                                        Wegmann-Dazet & Co. APC


Metairie, Louisiana
June 12, 2000